YOUR VOTE IS VERY IMPORTANT! PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE TODAY Your Proxy Vote is important! And now you can Vote your Proxy on the PHONE or the INTERNET. It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses. It saves Time! Telephone and Internet voting is instantaneous — 24 hours a day. It’s Easy! Just follow these simple steps: 1. Read your prospectus/proxy statement and have it at hand. 2. Call toll-free 1-866-235-4258 or go to website: www.proxy-direct.com 3. Enter the 14-digit number located in the shaded box from your Voting Instruction Card. 4. Follow the recorded or on-screen directions. 5. Do not mail your Voting instruction Card when you vote by phone or Internet. Please detach at perforation before mailing. VOTING INSTRUCTION CARD SEASONS SERIES TRUST VOTING INSTRUCTION CARD FOCUS GROWTH AND INCOME PORTFOLIO NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 17, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES [INSURANCE COMPANY NAME} / [SEPARATE ACCOUNT] The undersigned hereby instructs the above named insurance company (the “Insurance Company”), on behalf of the above named separate account (the “Separate Account”), to transmit voting instructions for all the shares of the Focus Growth and Income Portfolio (the “Portfolio”), a series of Seasons Series Trust (the “Trust”), which are attributable to the variable annuity contract (the “Contract”) for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio to be held at the offices of SunAmerica Asset Management Corp., The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019 at 2:00 p.m. Central Standard Time, on Friday, September 17, 2010, and any adjournment or postponements thereof on all matters coming before the meeting (the “Meeting”). The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract “FOR” the Proposal, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Meeting. If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Contract owners in the Separate Account. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Combined Prospectus/Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258 Note: Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. Signature(s) Signature(s) Date 21394VI080910_A

YOUR VOTE IS VERY IMPORTANT! PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE TODAY Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held September 17, 2010. The Prospectus/Proxy Statement for this meeting is available at: https://www.proxy-direct.com/sun21394 Please detach at perforation before mailing. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: The Board of Trustees of the Focus Growth and Income Portfolio (the “Target Portfolio”) unanimously recommends a vote FOR the approval of the following Proposal: FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Target Portfolio. Pursuant to the Reorganization Agreement, the Target Portfolio would transfer all of its assets to the Focus Growth Portfolio (the “Growth Portfolio”), a series of the Trust, in exchange for the assumption by the Growth Portfolio of substantially all of the liabilities of the Target Portfolio and Class 2 and Class 3 shares of the Growth Portfolio, after which those shares will be distributed by the Target Portfolio to the holders of its shares; and 2. To transact such other business as may properly be presented at the Meeting or any adjournment or postponement thereof. PLEASE SIGN AND DATE ON THE REVERSE SIDE 21394VI080910_A

YOUR VOTE IS VERY IMPORTANT! PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE TODAY Your Proxy Vote is important! And now you can Vote your Proxy on the PHONE or the INTERNET. It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses. It saves Time! Telephone and Internet voting is instantaneous — 24 hours a day. It’s Easy! Just follow these simple steps: 1. Read your prospectus/proxy statement and have it at hand. 2. Call toll-free 1-866-235-4258 or go to website: www.proxy-direct.com 3. Enter the 14-digit number located in the shaded box from your Voting Instruction Card. 4. Follow the recorded or on-screen directions. 5. Do not mail your Voting Instruction Card when you vote by phone or Internet. Please detach at perforation before mailing. VOTING INSTRUCTION CARD SEASONS SERIES TRUST VOTING INSTRUCTION CARD FOCUS TECHNET PORTFOLIO NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 17, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES [INSURANCE COMPANY NAME} / [SEPARATE ACCOUNT] The undersigned hereby instructs the above named insurance company (the “Insurance Company”), on behalf of the above named separate account (the “Separate Account”), to transmit voting instructions for all the shares of the Focus TechNet Portfolio (the “Portfolio”), a series of Seasons Series Trust (the “Trust”), which are attributable to the variable annuity contract (the “Contract”) for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio to be held at the offices of SunAmerica Asset Management Corp., The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019 at 2:00 p.m. Central Standard Time, on Friday, September 17, 2010, and any adjournment or postponements thereof on all matters coming before the meeting (the “Meeting”). The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract “FOR” the Proposal, and in accordance with the discretion of the proxies as to any other matter that is properly presented at the Meeting. If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Contract owners in the Separate Account. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Combined Prospectus/Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258 Note: Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. Signature(s) Signature(s) Date 21394VI080910_B

YOUR VOTE IS VERY IMPORTANT! PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE TODAY Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held September 17, 2010. The Prospectus/Proxy Statement for this meeting is available at: https://www.proxy-direct.com/sun21394 Please detach at perforation before mailing. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: The Board of Trustees of the Focus TechNet Portfolio (the “Target Portfolio”) unanimously recommends a vote FOR the approval of the following Proposal: 1. To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Target Portfolio. Pursuant to the Reorganization Agreement, the Target Portfolio would transfer all of its assets to the Focus Growth Portfolio (the “Growth Portfolio”), a series of the Trust, in exchange for the assumption by the Growth Portfolio of substantially all of the liabilities of the Target Portfolio and Class 2 and Class 3 shares of the Growth Portfolio, after which those shares will be distributed by the Target Portfolio to the holders of its shares; and 2. To transact such other business as may properly be presented at the Meeting or any adjournment or postponement thereof. PLEASE SIGN AND DATE ON THE REVERSE SIDE 21394VI080910_B FOR AGAINST ABSTAIN